SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 11, 2003

CORTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17951	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

15241 Barranca Parkway Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 727-3157

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired: None.

(b)    Pro Forma Financial Information: None.

(c)    Exhibits.

Exhibit Number	Description

99.1	Press release of Cortex Pharmaceuticals, Inc. dated November 11, 2003.

Item 12. Results of Operations and Financial Condition.

On November 11, 2003, Cortex Pharmaceuticals, Inc. issued a press release to report its financial results for the quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

All of the foregoing information, including Exhibit 99.1, is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEX PHARMACEUTICALS, INC.

Date: November 11, 2003	By:	/s/ MARIA S. MESSINGER

Maria S. Messinger Vice President, Chief Financial Officer and Corporate Secretary

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EXHIBIT INDEX

Exhibit Number	Description	Sequential Page No.

99.1	Press release of Cortex Pharmaceuticals, Inc. dated November 11, 2003.	4

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